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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 20, 2005
(Date of Report)

LNR PROPERTY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13223	65-0777234
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1601 Washington Avenue, Suite 800, Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)

(305) 695-5500 (Registrant's Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

LNR Property Corporation ("LNR") has been informed that on January 20, 2005 Riley Property Holdings LLC, a Delaware limited liability company and a party to the Plan and Agreement of Merger (the "Merger Agreement") with LNR and Riley Acquisition Sub Corp. ("Acquisition Sub") dated August 29, 2004, transferred the jurisdiction in which it is organized from the State of Delaware to Bermuda and changed its name to LNR Property Holdings Ltd.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

        Not applicable.

(b)    Pro Forma Financial Information.

        Not applicable.

(c)    Exhibits.

        Not applicable.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LNR PROPERTY CORPORATION
By:	/s/ SHELLY RUBIN
Name: Shelly Rubin Title: Chief Financial Officer

Date: January 20, 2005

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES